Item G.1.a.i. Legal Proceedings

On April 17, 2019, Sears Holdings Corporation, Sears Roebuck and Co., Sears Development Co., Kmart Corporation and Kmart of Washington LLC commenced an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York against Edward Scott “Eddie” Lampert; ESL Investments, Inc.; RBS Partners LP; CRK Partners LLC; SPE Master I L.P.; ESL Partners L.P.; SPE I Partners L.P.; RBS Investment Management LLC; ESL Institutional Partners L.P.; ESL Investors, L.L.C.; JPP LLC; JPP II LLC; Fairholme Capital Management, L.L.C. (the “Manager”); Cesar L. Alvarez; Bruce Berkowitz; Alesia Haas; Kunal Kamlani; Steven Mnuchin; Thomas J. Tisch; Seritage Growth Properties, Inc.; Seritage Growth Properties, L.P.; Seritage KMT Mezzanine Finance LLC; Seritage SRC Mezzanine Finance LLC; Seritage KMT Finance LLC; Seritage SRC Finance LLC; Seritage GS Holdings LLC; Seritage SPS Holdings LLC; and Seritage MS Holdings LLC (the “First Action”). On November 25, 2019, the plaintiffs filed an amended complaint, adding Fairholme Funds, Inc. (the “Company”) and other parties not affiliated with the Manager or the Company as additional defendants and asserting new causes of action against the defendants.

Plaintiffs assert avoidance and other claims against certain defendants, including the Manager, for participation in two Sears corporate transactions: (i) the Lands’ End spinoff; and (ii) the Seritage rights offering. The avoidance claims against the Manager include claims for the avoidance of consideration received by The Fairholme Fund and The Fairholme Allocation Fund from Sears Holdings Corp. in connection with the Lands’ End spinoff and Seritage rights offering that were allegedly actual and/ or constructive fraudulent transfers. In the amended complaint, plaintiffs also assert avoidance and other claims seeking to recover amounts allegedly received by the Company from alleged related-party transactions with Sears and seek to avoid the release received by certain of the defendants, including the Manager and the Company, in connection with the Seritage derivative action. Plaintiffs also assert claims for breach of fiduciary duty and aiding and abetting breach of fiduciary duty arising out of certain related-party transactions against certain defendants, including the Manager and Bruce Berkowitz, and seek to subordinate the bankruptcy claims of the Company, the Manager and Bruce Berkowitz.

On February 21, 2020, the Company moved to dismiss all of the claims against it, and all other defendants, including the Manager and Bruce Berkowitz, moved to dismiss all or parts of the compliant against them. The Court held extensive oral argument on the motions to dismiss, which are currently pending before the Court.

On October 15, 2020, Sears Holdings Corp., Sears, Roebuck and Co., and The Official Committee of Unsecured Creditors of Sears Holdings Corporation, et al. commenced a second adversary proceeding in the United States Bankruptcy Court for the Southern District of New York against certain former shareholders of Sears Holdings Corporation that were not named in the First Action (the “Second Action”).  In the Second Action, the plaintiffs assert claims for the avoidance of alleged consideration received in connection with the Lands’ End spinoff and the Seritage rights offering.  Certain defendants in the Second Action have moved to dismiss all claims against them, and the motions to dismiss are currently pending before the Court. On March 15, 2021, the Court consolidated the Second Action into the First Action.

Although the Manager and the Company believe that they have strong defenses to the foregoing complaint and intend to defend themselves vigorously against the allegations in the complaint, neither the Manager nor the Company is in a position to express an opinion about the ultimate outcome of the litigation or the range of potential loss, if any.